SEQUOIA FUND, INC.

Supplement dated February 12, 2019

to the Prospectus dated May 1, 2018

Effective February 12, 2019, the following disclosure is added at the bottom of the front cover page of the Fund’s Prospectus:

Beginning on February 12, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.sequoiafund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically through your financial intermediary, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically at any time by contacting your financial intermediary.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue to receive paper copies of your shareholder reports by calling 1-800-686-6884.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE.